UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2026

Par Pacific Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36550	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Town & Country Lane, Suite 1500 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

(281) 899-4800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	PARR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Richard Creamer as Executive Vice President – Refining and Logistics

On September 28, 2026, Par Pacific Holdings, Inc. (the “Company” or “Par Pacific”) announced that Richard Creamer plans to retire from the Company effective on or about April 1, 2027. From September 28, 2026, until his retirement date, Mr. Creamer will serve as Senior Advisor to the Company.

Item 8.01	Other Events

Appointment of Jerry Stumbo as Executive Vice President – Refining and Logistics

On September 28, 2026, the Board of Directors of Par Pacific appointed Jerry Stumbo to become the Company’s Executive Vice President – Refining and Logistics

Mr. Stumbo, age 55, formerly served as the Vice President and General Manager of the Valero Port Arthur Refinery. Prior to that, he served as Valero’s Vice President and Plant Manager at the St. Charles, Louisiana refinery. Mr. Stumbo graduated from Oklahoma State University with a bachelor’s degree in chemical engineering and psychology.

On September 28, 2026, the Company issued a news release announcing the officer transition plans. The news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Exhibits

99.1	News Release dated September 28, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2026

PAR PACIFIC HOLDINGS, INC.

By:	/s/ Jeffrey R. Hollis
Jeffrey R. Hollis
Senior Vice President and General Counsel

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